TRANSAMERICA FUNDS

Supplement to the Currently Effective Statement of Additional Information

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ClearTrack 2015	ClearTrack 2040
ClearTrack 2020	ClearTrack 2045
ClearTrack 2025	ClearTrack 2050
ClearTrack 2030	ClearTrack Retirement Income
ClearTrack 2035

Effective immediately, the following information replaces in its entirety the information found in the “Non-Fundamental Policies” section under the heading “Investment Objectives, Policies, Practices and Associated Risk Factors” in the Statement of Additional Information for ClearTrack 2015, ClearTrack 2020, ClearTrack 2025, ClearTrack 2030, ClearTrack 2035, ClearTrack 2040, ClearTrack 2045, ClearTrack 2050 and ClearTrack Retirement Income (the “Funds”):

Each fund has adopted the following non-fundamental policies, which may be changed by the Board of Trustees of the Trust without shareholder approval.

1. Illiquid investments

The fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

2. Purchasing securities on margin

The fund may not purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

The following information replaces in its entirety the information found in the “Europe” sub-section of the “Recent Market Events” section of the Statement of Additional Information for the Funds under the heading “Additional Information Regarding Investment Practices”:

Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

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Investors Should Retain this Supplement for Future Reference

July 29, 2016